UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2017

DELEK US HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32868	52-2319066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7102 Commerce Way Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 771-6701

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.02.    Results of Operations and Financial Condition.

On November 8, 2017, Delek US Holdings, Inc. (“Delek US”) announced its financial results for the quarter ended September 30, 2017. The full text of the press release is furnished as Exhibit 99.1 hereto.

The information in the attached Exhibit is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Information

Important Information:
Delek US and Alon USA Partners, LP (“Alon Partners”) security holders are urged to read the consent statement/prospectus regarding the proposed transaction when it becomes available because it will contain important information. Investors will be able to obtain a free copy of the consent statement/prospectus, as well as other filings containing information about the proposed transaction, without charge, at the SEC’s internet site (http://www.sec.gov). Copies of the consent statement/prospectus and the filings with the SEC that will be incorporated by reference in the consent statement/prospectus can also be obtained, without charge, by directing a request either to Delek US Holdings, Inc., 7102 Commerce Way, Brentwood, Tennessee, 37027, Attention: Investor Relations or to Alon USA Partners, LP, 12700 Park Central Drive, Suite 1600, Dallas, Texas 75251, Attention: Investor Relations.
The respective directors and executive officers of Delek US and Alon USA Partners GP, LLC (the “General Partner”) may be deemed to be “participants” (as defined in Schedule 14A under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) in respect of the proposed transaction. Information about Delek US’s directors and executive officers is available in Old Delek’s (as defined below) annual report on Form 10-K for the fiscal year ended December 31, 2016, filed with the SEC on February 28, 2017, and in its proxy statement for its 2017 annual meeting of stockholders, filed with the SEC on April 6, 2017, and in Old Delek’s and Delek US’s subsequent filings with the SEC. Information about the General Partner’s directors and executive officers is available in Alon Partners’ annual report on Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC on February 27, 2017, and subsequent filings with the SEC. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the consent statement/prospectus and other relevant materials to be filed with the SEC when they become available.

On January 2, 2017, Delek US Energy, Inc. (formerly known as Delek US Holdings, Inc.), Delaware corporation (“Old Delek”), entered into an Agreement and Plan of Merger with Alon USA Energy, Inc., a Delaware corporation (“Alon USA”), Delek US (formerly known as Delek Holdco, Inc.), a Delaware corporation (also referred to as “New Delek” herein), Dione Mergeco, Inc., a Delaware corporation and wholly owned subsidiary of the Registrant (“Delek Merger Sub”), and Astro Mergeco, Inc., a Delaware corporation and wholly owned subsidiary of the Registrant (“Astro Merger Sub”), as amended by the First Amendment to Agreement and Plan of Merger, dated as of February 27, 2017, and the Second Amendment to Agreement and Plan of Merger, dated as of April 21, 2017 (collectively, the “Delek-Alon Merger Agreement”). Pursuant to the Delek-Alon Merger Agreement, Certificates of Amendment and Certificates of Merger filed with the Secretary of State of the State of Delaware on June 30, 2017, (i) Old Delek was renamed “Delek US Energy, Inc.” and Delek US was renamed “Delek US Holdings, Inc.”; (ii) Delek Merger Sub merged with and into Old Delek (the “Delek Merger”), with Old Delek surviving as a wholly owned subsidiary of the Registrant; and (iii) Astro Merger Sub merged with and into Alon USA (the “Alon Merger” and together with the Delek Merger, the “Delek-Alon Mergers”), with Alon USA surviving as a direct and indirect wholly owned subsidiary of the Registrant. The Delek-Alon Mergers were effective as of July 1, 2017 (the “Delek-Alon Effective Time”). By reason of the Delek-Alon Mergers, at the Delek-Alon Effective Time, New Delek became the parent public reporting company. On July 3, 2017, New Delek filed a Current Report on Form 8-K filed for the purpose of establishing Delek US as the successor issuer to Old Delek and Alon USA pursuant to Rule 12g-3(c) under the Exchange Act. In addition, as a result of the Delek-Alon Mergers, the shares of common stock of Old Delek and Alon USA were delisted from the New York Stock Exchange in July 2017, and their respective reporting obligations under the Exchange Act were terminated.
This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).
This communication may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “estimate,” “intend,” “will,” “should,” and similar expressions, as they relate to Delek US and Alon Partners and their respective subsidiaries are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. Neither Delek US nor Alon Partners assume any obligation to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

Item 9.01.    Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

Not applicable.

(b)    Pro-forma financial information.

Not applicable.

(c)    Shell company transactions.

Not applicable.

(d)    Exhibits.

99.1    Press release of Delek US Holdings, Inc. issued on November 8, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	November 9, 2017	DELEK US HOLDINGS, INC.

		By:	/s/ Kevin Kremke
		Name:	Kevin Kremke
		Title:	Executive Vice President / Chief Financial Officer

EXHIBIT INDEX

Exhibit No.    Description

99.199.1    Press release of Delek US Holdings, Inc. issued on November 8, 2017.